Contingent Payment Obligations	6 Months Ended
Jun. 30, 2022
Commitments and Contingencies Disclosure [Abstract]
CONTINGENT PAYMENT OBLIGATIONS

17. CONTINGENT PAYMENT OBLIGATIONS

The Group has entered into agreements with independent third parties for purchasing office and laboratory equipment. As of June 30, 2022, we had non-cancellable purchase commitments of $49,166.

The Group has additional contingency payment obligations under each of the license agreements, such as milestone payments, royalties, research and development funding, if certain condition or milestone is met.

Milestone payments are to be made upon achievements of certain conditions, such as Investigational New Drugs (“IND”) filing or U.S. Food and Drug Administration (“FDA”) approval, first commercial sale of the licensed products, or other achievements. The aggregate amount of the milestone payments that we are required to pay up to different achievements of conditions and milestones for all the license agreements signed as of June 30, 2022 are as below:

Amount
Drug molecules: up to the conditions and milestones of
Preclinical to IND filing	$282,564
From entering phase 1 to before first commercial sale	22,276,410
First commercial sale	14,982,051
Net sales amount more than certain threshold in a year	70,769,231
Subtotal	108,310,256

Diagnostics technology: up to the conditions and milestones of
Before FDA approval	198,643

Total	$108,508,899

For the six months ended June 30, 2022 and 2021, the Group incurred $nil and $59,232 milestone payments, respectively. For the six months ended June 30, 2022 and 2021, the Group did not incur any royalties or research and development funding.